Exhibit 10.2

[FORM OF BUYER PRICE REDUCTION LETTER]

[COMPANY LETTERHEAD]

May __, 2017

________________________
________________________

________________________
Attention: _______________

Dear Sirs:

Reference is hereby made to that certain Purchase Agreement, dated May __, 2017 (the “Purchase Agreement”), by and between         . (the “Seller”) and you (the “Buyer” or “you”), pursuant to which you agreed to purchase a portion of the 2017 Series B Senior Secured Convertible Note issued by Great Basin Scientific, Inc., a Delaware corporation, with headquarters located at 420 E. South Temple, Suite 520, Salt Lake City, UT 84111 (the “Company”) to the Seller (the “Purchased Note”), which Purchased Note is convertible into shares of shares of the Company's common stock, par value $0.0001 per share (the “Common Stock”).  Capitalized terms not defined herein shall have the meaning as set forth in the Purchased Note.

The Company represents that the Seller together with the Buyer and the Other Buyers (as defined in the Purchase Agreement) represent the Required Holders under the Seller Note.

Pursuant to Section 7(b) of the Purchased Note, we hereby provide you with notice that the Company upon the closing of your purchase of the Purchased Note (including, without limitation, the release of an amount of cash held in the Holder Master Restricted Account corresponding to the principal amount of the Purchased Note), but subject to your agreement to comply with the provisions of the next paragraph in all respects, the Conversion Price of your Purchased Note shall be temporarily reduced to $1.10 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or similar events occurring after the date hereof) ( (the “Conversion Price Reduction”). The Conversion Price shall remain at $1.10 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or similar events occurring after the date hereof) until 5:00 p.m. New York City time on July 14, 2017.

During the period commencing on the date hereof and ending with close of trading on the earlier of (i) the fifteenth (15) Trading Day immediately after the date hereof, inclusive and (ii) the first Trading Day after the date hereof on which at least an aggregate $4 million of the trading volume of Common Stock shall have been reported by Bloomberg during the period commencing on the date hereof and ending on such Trading Day (such period, the "Current Restricted

Period"), neither the Buyer, nor any of its Trading Affiliates (as defined below), collectively, shall sell, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) shares of Common Stock on any Trading Day during the Current Restricted Period (any such date, a “Date of Determination”), in an amount that exceeds the Buyer Pro Rata Share (as defined below) of 35% of the trading volume of Common Stock as reported by Bloomberg for the applicable Date of Determination, (the "Current Leak Out Limitation").  Notwithstanding anything herein to the contrary, (I) the Company may from time to time make an offer to the Buyer to increase the Leak-Out Limitation by up to 100% of the Leak-Out Limitation set forth in this paragraph by delivering written notice thereof to the Buyer, which the Buyer may elect to accept or decline, provided that the Company offers the same proportionate terms to the Seller, the Buyer and all Other Buyers (as defined in the Purchase Agreement) at the same time.  As used herein, "Buyer Pro Rata Share" means a fraction (i) the numerator of which is the outstanding principal amount of the Purchased Note and the other 2017 Series B Senior Secured Convertible Note issued by the Company held by the Buyer immediately following the closing of the transactions contemplated by the Purchase Agreement and (ii) the denominator of which is $1,360,399.  The Company hereby permanently waives any right to effect a Mandatory Conversion pursuant to Section 3(e) of the Purchased Note. The Company and the Seller hereby agree that during the Current Restricted Period the Current Leak Out Limitation as set forth herein shall apply and shall supersede the Leak Out Limitation set forth in Section 17(c) of the Purchased Note and that upon the expiration of the Current Restricted Period the provisions of Section 17(c) of the Purchased Note shall resume and shall again be in full force and effect, except that the Leak-Out Limitation set forth in Section 17(c) of the Purchased Note shall not apply with respect to any shares of Common Stock issued or issuable upon conversion of the Purchased Note or the other 2017 Series B Senior Secured Convertible Note issued by the Company held by the Buyer immediately following the closing of the transactions contemplated by the Purchase Agreement. As used herein, "Trading Affiliates" means any Person acting on behalf of or pursuant to any understanding with the Buyer which had knowledge of the transactions contemplated hereby, (x) has or shares discretion relating to the Buyer's investments and trading or information concerning the Buyer's investments or (y) is subject to the Buyer's review or input concerning such Person's investments or trading.

For the avoidance of doubt, the Buyer Pro Rata Share for the Buyer, together with its Trading Affiliates, shall be [●]%.

The Company shall, on or before 8:30 a.m., New York City time, on the first business day after the date hereof, issue a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby and the form of the Purchase Agreement and attaching the form of this letter and the Purchase Agreement as an exhibit thereto not previously filled with the SEC (collectively with all exhibits attached thereto, the “8-K Filing”).  From and after the issuance of the 8-K Filing, the Seller, the Buyer and each Other Buyer (the “Holders”) shall not be in possession of any material, nonpublic information received from the Company or any of its

Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in such 8-K Filing.  The Company shall not, and shall cause its officers, directors, employees, affiliates and agents, not to, provide any Holder with any material, nonpublic information regarding the Company from and after the date hereof without the express written consent of such Holder except as otherwise required hereunder.  To the extent that the Company delivers any material, non-public information to any holder without such Holder's express prior written consent except as otherwise required hereunder, pursuant to the Purchased Note or, the Company hereby covenants and agrees that such Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent with respect to, or a duty to the to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent or not to trade on the basis of, such material, non-public information. The Company shall not disclose the name of any Holder in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation.  In addition, effective upon the filing of such 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate and be of no further force or effect.  The Company understands and confirms that each Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

After the Effective Time, if you would like to convert the outstanding amount under your Purchased Note at the reduced Conversion Price, please provide us with a Conversion Notice, in the form attached to the Purchased Note as Exhibit I, setting forth the aggregate amount to be converted.

[Signature Page Follows]

If you have any questions regarding the foregoing, please feel free to contact Jeff Rona at (303) 532-4014 or jrona@gbscience.com or Michael Adelstein, Esq. at (212) 808-7540 or madelstein@kelleydrye.com.

Sincerely,

GREAT BASIN SCIENTIFIC, INC.

By: _____________________

       Name:

       Title:

Agreed to and Acknowledged:

__________________________________

By: ____________________

       Name:

Title:

[FORM OF SELLER PRICE REDUCTION LETTER]

[COMPANY LETTERHEAD]

May __, 2017

________________________
________________________

________________________
Attention: _______________

Dear Sirs:

Reference is hereby made to those certain Purchase Agreements, each dated May __, 2017 (collectively, the “Purchase Agreements”), by and between      (the “Seller” or “you”) and each investor signatory thereto (each, a “Buyer” and, collectively, the “Buyers”), pursuant to which you agreed to sell a portion of the 2017 Series B Senior Secured Convertible Note (the “Seller Note”) issued by Great Basin Scientific, Inc., a Delaware corporation, with headquarters located at 420 E. South Temple, Suite 520, Salt Lake City, UT 84111 (the “Company”) to each of the Buyers (the remaining portion of the Seller Note not being sold pursuant to the Purchase Agreements, the “Remaining Note”), which Remaining Note is convertible into shares of shares of the Company's common stock, par value $0.0001 per share (the “Common Stock”).  Capitalized terms not defined herein shall have the meaning as set forth in the Remaining Note.

The Company hereby acknowledges and agrees to the transactions contemplated by the Purchase Agreements.  The Company represents that the Seller together with the Buyers represent the Required Holders under the Seller Note.

Pursuant to Section 7(b) of the Remaining Note, we hereby provide you with notice that the Company upon the closing of your sale of each of the Purchased Notes (as defined in each of the Purchase Agreements) (including, without limitation, the release of an amount of cash held in the Holder Master Restricted Account corresponding to the principal amount of the portion of the Seller Note sold pursuant to the Purchase Agreements, plus an additional $350,000, minus a cash amount withheld by the Seller for fees incurred by the Seller from time to time in connection with transactions, waivers and amendments entered into with the Company as provided below), but subject to your agreement to comply with the provisions of the next paragraph in all respects, the Conversion Price of your Remaining Note shall be temporarily reduced to $1.10 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or similar events occurring after the date hereof) (the “Conversion Price Reduction”). The Conversion Price shall remain at $1.10 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or similar events occurring after the date hereof) until 5:00 p.m. New York City time on July 14, 2017.

During the period commencing on the date hereof and ending with close of trading on the earlier of (i) the fifteenth (15) Trading Day immediately after the date hereof, inclusive and (ii) the first Trading Day after the date hereof on which at least an aggregate $4 million of the trading volume of Common Stock shall have been reported by Bloomberg during the period commencing on the date hereof and ending on such Trading Day (such period, the "Current Restricted Period"), neither the Seller, nor any of its Trading Affiliates (as defined below), collectively, shall sell, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) shares of Common Stock on any Trading Day during the Current Restricted Period (any such date, a “Date of Determination”), in an amount that exceeds the Seller Pro Rata Share (as defined below) of 35% of the trading volume of Common Stock as reported by Bloomberg for the applicable Date of Determination, (the "Current Leak Out Limitation").  Notwithstanding anything herein to the contrary, (I) the Company may from time to time make an offer to the Seller to increase the Leak-Out Limitation by up to 100% of the Leak-Out Limitation set forth in this paragraph by delivering written notice thereof to the Seller, which the Seller may elect to accept or decline, provided that the Company offers the same proportionate terms to the Seller, the Buyer and all Other Buyers (as defined in the Purchase Agreement) at the same time.  As used herein, "Seller Pro Rata Share" means a fraction (i) the numerator of which is the outstanding principal amount of the Remaining Note immediately following the closing of the transactions contemplated by the Purchase Agreements and (ii) the denominator of which is $1,360,399.  The Company hereby permanently waives any right to effect a Mandatory Conversion pursuant to Section 3(e) of the Remaining Note. The Company and the Seller hereby agree that during the Current Restricted Period the Current Leak Out Limitation as set forth herein shall apply and shall supersede the Leak Out Limitation set forth in Section 17(c) of the Remaining Note and that upon the expiration of the Current Restricted Period the provisions of Section 17(c) of the Remaining Note shall resume and shall again be in full force and effect, except that the Leak-Out Limitation set forth in Section 17(c) of the Purchased Note shall not apply with respect to any shares of Common Stock issued or issuable upon conversion of the Remaining Note. As used herein, "Trading Affiliates" means any Person acting on behalf of or pursuant to any understanding with the Seller which had knowledge of the transactions contemplated hereby, (x) has or shares discretion relating to the Seller's investments and trading or information concerning the Seller's investments or (y) is subject to the Seller's review or input concerning such Person's investments or trading.

For the avoidance of doubt, the Seller Pro Rata Share for the Seller, together with its Trading Affiliates, shall be 25.73%.

The Company shall, on or before 8:30 a.m., New York City time, on the first business day after the date hereof, issue a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby and the form of the Purchase Agreement and attaching the form of this letter and the Purchase Agreement as an exhibit thereto not previously filled with the SEC (collectively with all exhibits attached thereto, the “8-K Filing”).  From and after the issuance of the 8-K Filing, the Seller, the Buyer and each Other Buyer (the “Holders”) shall not be in possession of any material, nonpublic information received from the Company or any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in such 8-K Filing.  The Company shall not, and shall cause its officers, directors, employees, affiliates and agents, not to, provide any Holder with any material, nonpublic information regarding the Company from and after the date hereof without the express written consent of such Holder except as otherwise required hereunder.  To the extent that the Company delivers any material, non-public information to any holder without such Holder's express prior written consent except as otherwise required hereunder, pursuant to the Remaining Note or, the Company hereby covenants and agrees that such Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent with respect to, or a duty to the to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent or not to trade on the basis of, such material, non-public information. The Company shall not disclose the name of any Holder in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation.  In addition, effective upon the filing of such 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate and be of no further force or effect.  The Company understands and confirms that each Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

The Company shall reimburse the Seller for its legal fees and expenses in connection with the preparation and negotiation of the transactions contemplated hereby as well as past amount incurred by the Seller from time to time in connection with waivers, amendments and transactions with the Company, by allowing the Seller to withhold from its cash release to the Company from its Holder Master Restricted Account any such amount due to Schulte Roth & Zabel LLP.

After the Effective Time, if you would like to convert the outstanding amount under your Remaining Note at the reduced Conversion Price, please provide us with a Conversion Notice, in the form attached to the Remaining Note as Exhibit I, setting forth the aggregate amount to be converted.

[Signature Page Follows]

If you have any questions regarding the foregoing, please feel free to contact Jeff Rona at (303) 532-4014 or jrona@gbscience.com or Michael Adelstein, Esq. at (212) 808-7540 or madelstein@kelleydrye.com.

Sincerely,

GREAT BASIN SCIENTIFIC, INC.

By: _____________________

       Name:

       Title:

Agreed to and Acknowledged:

By: ____________________

       Name:

Title: